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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                                 Washington D.C.


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


                          Date of Report: May 22, 2002


                         Commission file number 0-16602


                              O'HARA RESOURCES, LTD



          Nevada                                         88-0485907
 (State of Incorporation)                    (IRS Employer Identification No.)

                 100 N. Arlington, Suite 105, Reno, Nevada 89501
                    (Address of principal executive offices)

                                  775-337-7630
                               (Telephone Number)


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Item 1 through Item 2 - not applicable

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

On May 16, 2002, O'Hara Resources Ltd. (the "Company") filed a Plan of Reorganization through Chapter 11 with the U.S. Bankruptcy Court. On May 22, 2002, the Company also filed a 542 action for injunctive relief and turnover of assets regarding the outside management of its wholly owned subsidiary, Mountain States Petroleum Corporation. A copy of the Plan of Reorganization and related actions may be obtained from the U.S. Bankruptcy Court for the District of Nevada, 300 Booth Street, Reno, Nevada 89509.

Item 4 through Item 9 - not applicable

                                    SIGNATURE

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             O'Hara Resources, LTD
                                                  (Registrant)

Date  5/22/2002                       By  /s/ KEVIN CHAMBERS
                                          ----------------------------------
                                          Kevin Chambers, President

Date 5/22/2002                        By  /s/ WALTER MARTIN
                                          ----------------------------------
                                          Walter Martin, Secretary/Treasurer

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